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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ___________

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported):  June 20, 2000


                        ALGOS PHARMACEUTICAL CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                    000-28844                 22-3142274
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)


                1333 Campus Parkway, Neptune, New Jersey 07753
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              (Address of principal executive offices) (Zip Code)

                                (732) 938-5959
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             (Registrants' telephone number, including area code)

                                      N/A
                ----------------------------------------------
         (former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

          On June 20, 2000, Algos Pharmaceutical Corporation mailed a letter to its stockholders clarifying certain matters with respect to the election to receive non-transferable warrants, in lieu of the transferable warrants, in the previously disclosed merger of Algos with Endo Inc., a wholly owned subsidiary of Endo Pharmaceuticals Holdings Inc.

     The election procedure is as set forth in the attached letter. Note that Algos stockholders who do not complete all four steps outlined on the attached letter will not be able to elect to receive non-transferable warrants in the merger but will receive transferable, freely tradable warrants. Accordingly, holders who have purchased shares of Algos common stock after May 19, 2000 and prior to the completion of the merger will not be able to elect to receive non-transferable warrants in the merger and will, therefore, receive transferable warrants instead. The letter is attached as Exhibit 99.1 to this report.

     The Exhibits hereto are incorporated by reference herein and form an integral part hereof.
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Item 7.   Financial Statements and Exhibits.

          Exhibits.

          99.1 Letter, dated June 20, 2000, to Algos stockholders from John W. Lyle, President and Chief Executive Officer of Algos, regarding the election to receive non-transferable warrants.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 20, 2000

                                        ALGOS PHARMACEUTICAL CORPORATION

                                        By:  /s/ John W. Lyle
                                           -----------------------------
                                           John W. Lyle
                                           President and Chief Executive Officer
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                                 EXHIBIT INDEX

                                                                   Sequentially
Exhibit No.                                                        Numbered Page
-----------                                                        -------------

   99.1 Letter, dated June 20, 2000, to Algos stockholders from John W. Lyle, President and Chief Executive
             Officer of Algos, regarding the election to receive non-transferable warrants.